Impact Radio Networks

Impact Network Affiliate Agreement

This agreement, dated 7 November 2007 is by and between:

Debut Broadcasting ("DBC") 1209 – 16th Ave S Ste 200 Nashville TN 37212	**GAP Broadcasting ("Affiliate")** 12900 Preston Rd Ste 525 Dallas TX 75230

DBC and Affiliate hereby agree as follows:

1 Affiliate agrees to air commercials on the following radio stations in the related quantities, commencing on 31 December 2007:

Radio Station Call Letters	Minutes Per Day (Mo-Su, 5a-Mid)
Please Refer to Exhibit A Attached Hereto	

Said commercials will air on the scheduled days between the hours of 5am and Midnight in the best times available after all other advertising is scheduled. When necessary, Affiliate reserves the right to move said commercials with the prior approval of DBC

2. DBC agrees to provide Affiliate with traffic instructions and recorded commercials via electronic platform on or about Wednesday of each week for broadcast the following week, as well as an electronic affidavit for the previous week. Affiliate agrees to submit affidavits electronically within two (2) weeks of receipt. DBC reserves the right to withhold payments if Affiliate is in default of this requirement.

3. DBC agrees to provide Affiliate with a monthly report of booking, billing, and collection along with a check in the amount of ~~80%~~ 82% of all monies collected from the sale of the advertising aired under this agreement.

4 Either party may terminate this agreement by giving the other party 30-day advance notice in writing. This agreement may not be assigned in whole or in part by Affiliate without the prior written consent of DBC.

Upon signing this agreement I acknowledge, understand, and accept the conditions herein.

Debut Broadcasting ("DBC")	**GAP Broadcasting ("Affiliate")**
Steven Ludwig CEO	George Laughlin President
11/8/07 Date	11/4/07 Date

A Division Of
Debut Broadcasting Corporation, Inc.
1209 – 16th Avenue South Suite 200 Nashville, Tennessee 37212
(615) 301-0001 Tel (615) 301-0002 Fax www.ImpactRadioNetworks.com

IMPACT NETWORK

GAP Broadcasting

MARKET	STATION	AQH	FORMAT	MINDAY	ANNUAL TOTALS STATION	ANNUAL TOTALS CLUSTER	MONTHLY TOTALS STATION	MONTHLY TOTALS CLUSTER
ABILENE	KEAN-FM	1,300	COUNTRY	18	$ 18,720		$ 1,560	
ABILENE	KEYJ-FM	1,000	ACTIVE ROCK	18	$ 14,400		$ 1,200	
ABILENE	KULL-FM	800	AC	18	$ 11,520		$ 960	
ABILENE	KFGL-FM	600	OLDIES	18	$ 8,640		$ 720	
ABILENE	KSLI-AM	300	TALK	18	$ 4,320		$ 360	
ABILENE	KYYW-AM	100	CLASSIC CTRY	18	$ 1,440		$ 120	
						$ 59,040		$ 4,920
AMARILLO	KMXJ-FM	1,400	AC	18	$ 20,160		$ 1,680	
AMARILLO	KATP FM	1,100	COUNTRY	18	$ 15,840		$ 1,320	
AMARILLO	KMML-FM	1,000	CHR	18	$ 14,400		$ 1,200	
AMARILLO	KPRF FM	600	JACK	18	$ 8,640		$ 720	
AMARILLO	KIXZ-AM	400	N/T	18	$ 5,760		$ 480	
						$ 64,800		$ 5,400
LAKE CHARLES	KHLA-FM	1,800	CLASSIC HITS	18	$ 25,920		$ 2,160	
LAKE CHARLES	KNGT-FM	1,700	COUNTRY	18	$ 24,480		$ 2,040	
LAKE CHARLES	KJMH-FM	800	URBAN	18	$ 11,520		$ 960	
LAKE CHARLES	KTSR-FM	200	CHR	18	$ 2,880		$ 240	
LAKE CHARLES	KLCL-AM	200	CAJUN	18	$ 2,880		$ 240	
						$ 67,680		$ 5,640
LAWTON	KLAW-FM	1,500	COUNTRY	18	$ 21,600		$ 1,800	
LAWTON	KVRW-FM	1,000	OLDIES	18	$ 14,400		$ 1,200	
LAWTON	KZCD-FM	600	ROCK	18	$ 8,640		$ 720	
						$ 44,640		$ 3,720
LUBBOCK	KFMX-FM	1700	ACTIVE ROCK	18	$ 24,480		$ 2,040	
LUBBOCK	KQBR-FM	1,500	COUNTRY	18	$ 21,600		$ 1,800	
LUBBOCK	KKCL-FM	1,500	ADULT HITS	18	$ 21,600		$ 1,800	
LUBBOCK	KZII-FM	1,100	CHR	18	$ 15,840		$ 1,320	
LUBBOCK	KFYO-AM	800	N/T	18	$ 11,520		$ 960	
LUBBOCK	KKAM-AM	200	SPORTS	18	$ 2,880		$ 240	
						$ 97,920		$ 8,160
LUFKIN	KYKS-FM	3,700	COUNTRY	18	$ 53,280		$ 4,440	
LUFKIN	KAFX-FM	2,000	HOT AC	18	$ 28,800		$ 2,400	
LUFKIN	KTBQ-FM	1,500	CLASSIC ROCK	18	$ 21,600		$ 1,800	
LUFKIN	KSFA-AM	100	N/T . Oldies	18	$ 1,440		$ 120	
G *	K[illegible] FM							
						$ 105,120		$ 8,760
ODESSA	KCRS-FM	1,000	HOT AC	18	$ 14,400		$ 1,200	
ODESSA	KFZX-FM	800	ACTIVE ROCK	18	$ 11,520		$ 960	
ODESSA	KCHX-FM	600	AC	18	$ 8,640		$ 720	
ODESSA	KCRS-AM	600	N/T	18	$ 8,640		$ 720	
ODESSA	KMRK-FM	400	CHR/RHYTHMIC	18	$ 5,760		$ 480	
						$ 48,960		$ 4,080
SHREVEPORT	KTUX-FM	3,600	MAINSTREAM ROCK	18	$ 51,840		$ 4,320	
SHREVEPORT	KRUF-FM	2,090	CHR	18	$ 28,800		$ 2,400	
SHREVEPORT	KXKS-FM	1,900	COUNTRY	18	$ 27,360		$ 2,280	
SHREVEPORT	KVKI-FM	1,500	AC	18	$ 21,600		$ 1,800	
SHREVEPORT	KEEL-AM	1,100	N/T	18	$ 15,840		$ 1,320	
						$ 145,440		$ 12,120
TEXARKANA	KKYR-FM	2,000	COUNTRY	18	$ 28,800		$ 2400	
TEXARKANA	KYGL-FM	900	CLASSIC ROCK	18	$ 12,960		$ 1080	
TEXARKANA	KPWW-FM	600	CHR	18	$ 8,640		$ 720	
						$ 50,400		$ 4,200

* new station - needs to be added after rating come out in January G

IMPACT NETWORK

GAP Broadcasting

MARKET	STATION	AQH	FORMAT	MIN/DAY	ANNUAL TOTALS		MONTHLY TOTALS	
					STATION	CLUSTER	STATION	CLUSTER
TYLER	KNUE-FM	3,500	COUNTRY	18	$ 50,400		$ 4,200	
TYLER	KISX-FM	2,500	URBAN AC	18	$ 36,000		$ 3,000	
TYLER	KTYL-FM	1,700	AC (MIX)	18	$ 24,480		$ 2,040	
TYLER	KKTX-FM	1,000	CLASSIC ROCK	18	$ 14,400		$ 1,200	
						$ 125,280		$ 10,440
VICTORIA	KIXS-FM	700	COUNTRY	18	$ 10,080		$ 840	
VICTORIA	KLUB-FM	700	CLASSIC ROCK	18	$ 10,080		$ 840	
VICTORIA	KQVT-FM	600	AC	18	$ 8,640		$ 720	
						$ 28,800		$ 2,400
WITCHITA FALLS	KNIN-FM	1,500	CHR	18	$ 21,600		$ 1,800	
WITCHITA FALLS	KWFS-FM	900	COUNTRY	18	$ 12,960		$ 1,080	
WITCHITA FALLS	KBZS-FM	600	ROCK	18	$ 8,640		$ 720	
WITCHITA FALLS	KWFS-AM	300	N/T	18	$ 4,320		$ 360	
						$ 47,520		$ 3,960
			GRAND TOTALS		$ 885,600		$ 73,800	